INNOVATION ACCESS FUND

SCHEDULE OF INVESTMENTS (Unaudited)

Shares		June 30, 2026 Fair Value
	Investments in Securities of Unaffiliated Issuers - 147.79%
	Common Stocks - 25.12%
	Finland - 0.97%
	Networking Products - 0.97%
150,000	Nokia Oyj	$1,992,000

	Total Finland (cost $2,157,483)	$1,992,000

	Germany - 0.36%
	Electronic Components - Semiconductors - 0.36%
8,000	Infineon Technologies AG	$746,986

	Total Germany (cost $726,678)	$746,986

	Netherlands - 0.80%
	Semiconductor Equipment - 0.80%
825	ASML Holding NV	$1,641,288

	Total Netherlands (cost $1,196,238)	$1,641,288

	Sweden - 0.89%
	Internet Content - Entertainment - 0.89%
4,000	Spotify Technology SA *	$1,836,520

	Total Sweden (cost $1,874,452)	$1,836,520

	Taiwan - 1.85%
	Semiconductor Components - Integrated Circuits - 1.85%
8,000	Taiwan Semiconductor Manufacturing Co Ltd ADR	$3,820,560

	Total Taiwan (cost $2,687,742)	$3,820,560

	United Kingdom - 0.82%
	Electronic Components - Miscellaneous - 0.82%
10,015	nVent Electric PLC	$1,698,644

	Total United Kingdom (cost $1,774,375)	$1,698,644

	United States - 19.43%
	Computer Aided Design - 0.79%
3,670	Synopsys Inc *	$1,637,077

	E - Commerce / Products - 0.97%
8,400	Amazon.com Inc *	$2,002,056

	E - Commerce / Services - 1.30%
4,800	DoorDash Inc *	$885,744
25,000	Uber Technologies Inc *	$1,804,000

		$2,689,744

	Electric - Generation - 0.42%
3,520	Constellation Energy Corp	$874,262

	Electric - Integrated - 0.84%
15,000	Entergy Corp	$1,722,900

	Electronic Components - Semiconductors - 4.14%
5,250	Analog Devices Inc	$2,085,143
31,000	Microchip Technology Inc	$2,827,200
18,020	NVIDIA Corp	$3,605,622

		8,517,965

	Electronic Connectors - 1.43%
16,745	Amphenol Corp, Class A	$2,952,478

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Shares		June 30, 2026 Fair Value
	Common Stocks - (continued)
	United States - (continued)
	Independent Power Producer - 0.77%
10,000	Vistra Corp	$1,586,300

	Internet Content - Entertainment - 0.76%
2,770	Meta Platforms Inc	$1,560,313

	Machinery - Electric Utilities - 1.57%
10,000	BWX Technologies Inc	$1,946,500
3,870	Vertiv Holdings Co	$1,295,753

		$3,242,253

	REITS - Diversified - 1.21%
2,400	Equinix Inc	$2,501,736

	Semiconductor Equipment - 3.70%
4,800	Applied Materials Inc	$3,470,400
5,500	KLA Corp	$1,659,405
5,100	Teradyne Inc	$2,467,584

		7,597,389

	Web Portals / ISP - 1.53%
8,810	Alphabet Inc	$3,148,430

	Total United States (cost $36,932,251)	$40,032,903

	Total Common Stocks (cost $47,349,219)	$51,768,901

	Preferred Stocks - 35.64%
	United States - 35.64%
	Enterprise Software / Services - 35.64%
48,236	ANTHROPIC PBC Series G-1 (a) (b)	$28,411,486
67,532	ANTHROPIC PBC Voting (a) (c)	$39,777,023
4,494	ElevenLabs Inc., Class A (a) (d)	$272,112
11,140	ElevenLabs Inc., Class B (a) (e)	$674,527
149	ElevenLabs Inc., Series A-1 (a) (f)	$9,022
112	ElevenLabs Inc., Series A-4 (a) (g)	$6,782
4,671	ElevenLabs Inc., Series B-1 (a) (h)	$283,390
2,133	Feature and Labels Inc., Series E-1 (a) (i)	$356,787
3,953	Feature and Labels Inc., Series E-2 (a) (j)	$682,327
2,051	OpenEvidence Inc., Class A (a) (k)	$985,157
31,746	Stripe Global Holdings Inc., Class B (a) (l)	$1,990,474

		$73,449,087

	Total United States (cost $35,226,074)	$73,449,087

	Total Preferred Stocks (cost $35,226,074)	$73,449,087

	Treasury Bills - 87.03%
	United States - 87.03%
	Sovereign - 87.03%
180,000,000	United States Treasury Bill, expires 08/04/2026	$179,387,320

		$179,387,320

	Total United States (cost $179,392,980)	$179,387,320

	Total Treasury Bills (cost $179,392,980)	$179,387,320

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Shares		June 30, 2026 Fair Value

	Short-Term Securities - 0.00%
	United States - 0.00%
15,820	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 3.52% (m)	$15,820

	Total United States (cost $15,820)	$15,820

	Total Short-Term Securities (cost $15,820)	$15,820

	Total Investments in Securities (cost $261,984,093) - 147.79%	$304,621,128

	Other Liabilities in Excess of Assets - (47.79%)	$(98,507,939)

	Net Assets - 100.00%	$206,113,189

*	Non-income producing security.
ADR	American Depositary Receipt
(a)	Security is valued using significant unobservable imputs.

(b)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 1/29/2026 at a cost of $12,499,703. Total fair value of this investment is $28,411,486, or 13.78% of net assets.

(c)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/2/2026 at a cost of $17,499,999. Total fair value of this investment is $39,777,023, or 19.30% of net assets.

(d)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/28/2026 at a cost of $268,176. Total fair value of this investment is $272,112, or 0.13% of net assets.

(e)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/28/2026 at a cost of $438,844. Total fair value of this investment is $674,527, or 0.33% of net assets.

(f)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/28/2026 at a cost of $8,891. Total fair value of this investment is $9,022, or 0.00% of net assets.

(g)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/28/2026 at a cost of $6,684. Total fair value of this investment is $6,782, or 0.00% of net assets.

(h)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/28/2026 at a cost of $278,738. Total fair value of this investment is $283,390, or 0.14% of net assets.

(i)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/23/2026 at a cost of $293,262. Total fair value of this investment is $356,787, or 0.17% of net assets.

(j)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/23/2026 at a cost of $706,538. Total fair value of this investment is $682,327, or 0.33% of net assets.

(k)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 3/5/2026 at a cost of $999,613. Total fair value of this investment is $985,157, or 0.48% of net assets.

(l)

This investment is issued in a private placement transaction and is restricted to resale. The investment was acquired on 4/8/2026 at a cost of $1,999,998. Total fair value of this investment is $1,990,474, or 0.97% of net assets.

(m)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2026.

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

Investments in Securities - By Industry	June 30, 2026 Percentage of Net Assets (%)
Computer Aided Design	0.79
E - Commerce / Products	0.97
E - Commerce / Services	1.30
Electric - Generation	0.42
Electric - Integrated	0.84
Electronic Components - Miscellaneous	0.82
Electronic Components - Semiconductors	4.50
Electronic Connectors	1.43
Enterprise Software / Services	35.64
Independent Power Producer	0.77

Investments in Securities - By Industry	June 30, 2026 Percentage of Net Assets (%)
Internet Content - Entertainment	1.65
Machinery - Electric Utilities	1.57
Networking Products	0.97
REITS - Diversified	1.21
Semiconductor Components - Integrated Circuits	1.85
Semiconductor Equipment	4.50
Short - Term Securities	0.00
Sovereign	87.03
Web Portals / ISP	1.53

Total Investments in Securities	147.79%

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

SCHEDULE OF PURCHASED OPTIONS (Unaudited)

Notional Amount (USD)	Contracts		June 30, 2026 Fair Value
		Purchased Options - 0.10%
		Equity Options - 0.10%
		Equity Put Options - 0.10%
		United States - 0.10%
		Sector Fund - Technology - 0.10%
$ 15,250,000	250	Invesco QQQ Trust Series 1, 10/16/2026, $610.00	$205,500

		Total United States (cost $476,506)	$205,500

		Total Equity Put Options (cost $476,506)	$205,500

		Total Equity Options (cost $476,506)	$205,500

		Total Purchased Options (cost $476,506)	$205,500

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

SCHEDULE OF PURCHASED OPTIONS (Unaudited) (concluded)

June 30, 2026
Percentage of
Purchased Options - By Industry	Net Assets (%)
Sector Fund - Technology	0.10

Total Purchased Options	0.10%

See accompanying notes to Schedule of Investments

INNOVATION ACCESS FUND

NOTES TO SCHEDULE OF INVESTMENTS—JUNE 30, 2026 (Unaudited)

1.	Fair Value Measurement

Innovation Access Fund (the “Fund”) follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments and the Schedule of Purchased Options.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of June 30, 2026.

	Level 1	Level 2	Level 3	Balance June 30, 2026
Assets
Investment Securities
Common Stocks	$51,768,901	$-	$-	$51,768,901
Preferred Stocks	-	-	73,449,087	73,449,087
Treasury Bills	-	179,387,320	-	179,387,320
Short-Term Securities	15,820	-	-	15,820
Purchased Options	205,500	-	-	205,500

Total Assets	$51,990,221	$179,387,320	$73,449,087	$304,826,628

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Private Companies
Balance as of January 29, 2026 (commencement of operations)	$-
Purchases	35,226,076
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	38,223,011

Balance as of June 30, 2026	$73,449,087

Net change in unrealized appreciation/ (depreciation) for investments in securities in unaffiliated issuers still held at June 30, 2026	$38,223,011

INNOVATION ACCESS FUND

NOTES TO SCHEDULE OF INVESTMENTS—JUNE 30, 2026 (Unaudited) (continued)

1.	Fair Value Measurement (continued)

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of June 30, 2026.

Level 3 Investment	Fair Value as of June 30, 2026	Valuation Technique(s)	Unobservable Input(s)	Range

Private Company Preferred Stock	$73,449,087	Guideline Public Company	NFY Revenue	11.30x - 21.71x
			NFY+1 Revenue	5.39x - 20.69x
			NYF+2 Revenue	11.59x
			LTM EBITDA	60.5x
			NFY EBITDA	41.5x

Total	$73,449,087

2.	Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Fund’s Board of Trustees (the “Board”).

The Fund values securities for which market quotations are “readily available” (including, as applicable, those held in the Publicly-Traded Sleeve) at market value.

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange. Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless SilverBay Capital Management, LLC, investment adviser of the Fund (the “Adviser”) believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported mid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. All other securities (which are expected to comprise a significant portion of the Fund’s investments) and other assets are valued at “fair value” as determined in good faith by the Board. The Board has designated the Adviser as the Valuation Designee, pursuant to Rule 2a-5 and the 1940 Act, and has approved procedures pursuant to which the Fund will value its investments (the “Procedures”). The Board has assigned to the Adviser general responsibility for determining, in accordance with the Procedures, the value of the Fund’s investments, subject to the statutory obligations of the Board under the 1940 Act.

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

With respect to valuation of portfolio investments in private securities (i.e., securities not traded on an established securities exchange or not reported through NASDAQ or comparable established non-U.S. over-the-counter trading system), the Adviser’s Valuation Committee meets at least quarterly to review valuation memoranda and materials for each such investment and determines, in good faith, the fair value methodology for each such investment. In making such good faith determination, the Valuation Committee expects to generally rely on one or more third-party valuation specialists, and the Valuation Committee and/or the third-party valuation specialists may analyze a variety of materials, including: materials prepared by the Adviser, issuer or third-party valuation specialists; the issuer’s financial results and projections; publicly traded comparable companies, precedent transactions in the market and comparable private transactions (when available); valuation modeling analyses; as well as other factors and may consider valuation methodologies consistent with industry practices, including but not limited to: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of an issuer that issued such private securities to peer companies that are public, analysis of an issuer’s most recent financial statements and forecasts, and the markets in which the issuer does business, and other relevant factors.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or

INNOVATION ACCESS FUND

NOTES TO SCHEDULE OF INVESTMENTS—JUNE 30, 2026 (Unaudited) (continued)

2.	Portfolio Valuation (continued)

political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to fair value determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the period January 29, 2026 (commencement of operations) through June 30, 2026 (the “Initial Reporting Period”), no portfolio securities or liabilities were subject to fair value determination.

3.	Derivatives-Related Principal and Non-Principal Fund Investment Practices and Their Risks

a.	Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At June 30, 2026, the Fund held no positions of the above-mentioned investments.

b.	Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the- counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At June 30, 2026, the fair value of the above-mentioned investments was $205,500 and is presented as part of purchased options on the Statement of Assets and Liabilities.

INNOVATION ACCESS FUND

NOTES TO SCHEDULE OF INVESTMENTS—JUNE 30, 2026 (Unaudited) (continued)

3.	Derivatives-Related Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c.	Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net unrealized appreciation/depreciation from investment activities and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging purposes. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At June 30, 2026, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At June 30, 2026, the Fund held no positions of the above-mentioned investments.

4.	Federal Income Tax Information

As of June 30, 2026, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including purchased options were as follows:

Excess of value over tax cost gross appreciation	$42,637,035
Excess of tax cost over value gross depreciation	(271,006)

Net unrealized appreciation	$42,366,029

5.	Subsequent Events

The Fund has determined that no material events or transactions occurred subsequent to June 30, 2026 that would require recognition or disclosure in the Fund’s “Schedule of Investments.”